EXHIBIT 24

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-3

As a director of Campbell Soup Company, a New Jersey corporation, I hereby appoint Adam G. Ciongoli and Charles A. Brawley, III, together and separately, to be my attorneys-in-fact and agents. This means they may, in my name and place:

•

Sign the registration statement on Form S-3 for the registration of the sale by Campbell Soup Company of an indeterminate amount of Campbell Soup Company’s debt and subordinated debt securities to be offered from time to time and any and all amendments to that registration statement;

•	File the registration statement mentioned above on Form S-3 and any amendments and supplements thereto, with all exhibits and other related documents, with the Securities and Exchange Commission;

•	Perform the acts that need to be done concerning these filings; and

•	Name others to take their place.

I am responsible for everything my attorneys-in-fact do when acting lawfully in the scope of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 9th day of September, 2020.

/s/ Fabiola R. Arredondo
Fabiola R. Arredondo
Director

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-3

As a director of Campbell Soup Company, a New Jersey corporation, I hereby appoint Adam G. Ciongoli and Charles A. Brawley, III, together and separately, to be my attorneys-in-fact and agents. This means they may, in my name and place:

•

Sign the registration statement on Form S-3 for the registration of the sale by Campbell Soup Company of an indeterminate amount of Campbell Soup Company’s debt and subordinated debt securities to be offered from time to time and any and all amendments to that registration statement;

•	File the registration statement mentioned above on Form S-3 and any amendments and supplements thereto, with all exhibits and other related documents, with the Securities and Exchange Commission;

•	Perform the acts that need to be done concerning these filings; and

•	Name others to take their place.

I am responsible for everything my attorneys-in-fact do when acting lawfully in the scope of this Power of Attorney

IN WITNESS WHEREOF, I have executed this Power of Attorney this 2nd day of September, 2020.

/s/ Howard M. Averill
Howard M. Averill
Director

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-3

As a director of Campbell Soup Company, a New Jersey corporation, I hereby appoint Adam G. Ciongoli and Charles A. Brawley, III, together and separately, to be my attorneys-in-fact and agents. This means they may, in my name and place:

•

Sign the registration statement on Form S-3 for the registration of the sale by Campbell Soup Company of an indeterminate amount of Campbell Soup Company’s debt and subordinated debt securities to be offered from time to time and any and all amendments to that registration statement;

•	File the registration statement mentioned above on Form S-3 and any amendments and supplements thereto, with all exhibits and other related documents, with the Securities and Exchange Commission;

•	Perform the acts that need to be done concerning these filings; and

•	Name others to take their place.

I am responsible for everything my attorneys-in-fact do when acting lawfully in the scope of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 10th day of September, 2020.

/s/ John P. Bilbrey
John P. Bilbrey
Director

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-3

As a director of Campbell Soup Company, a New Jersey corporation, I hereby appoint Adam G. Ciongoli and Charles A. Brawley, III, together and separately, to be my attorneys-in-fact and agents. This means they may, in my name and place:

•

Sign the registration statement on Form S-3 for the registration of the sale by Campbell Soup Company of an indeterminate amount of Campbell Soup Company’s debt and subordinated debt securities to be offered from time to time and any and all amendments to that registration statement;

•	File the registration statement mentioned above on Form S-3 and any amendments and supplements thereto, with all exhibits and other related documents, with the Securities and Exchange Commission;

•	Perform the acts that need to be done concerning these filings; and

•	Name others to take their place.

I am responsible for everything my attorneys-in-fact do when acting lawfully in the scope of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 9th day of September, 2020.

/s/ Bennett Dorrance
Bennett Dorrance
Director

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-3

As a director of Campbell Soup Company, a New Jersey corporation, I hereby appoint Adam G. Ciongoli and Charles A. Brawley, III, together and separately, to be my attorneys-in-fact and agents. This means they may, in my name and place:

•

Sign the registration statement on Form S-3 for the registration of the sale by Campbell Soup Company of an indeterminate amount of Campbell Soup Company’s debt and subordinated debt securities to be offered from time to time and any and all amendments to that registration statement;

•	File the registration statement mentioned above on Form S-3 and any amendments and supplements thereto, with all exhibits and other related documents, with the Securities and Exchange Commission;

•	Perform the acts that need to be done concerning these filings; and

•	Name others to take their place.

I am responsible for everything my attorneys-in-fact do when acting lawfully in the scope of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 9th day of September, 2020.

/s/ Maria Teresa Hilado
Maria Teresa Hilado
Director

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-3

As a director of Campbell Soup Company, a New Jersey corporation, I hereby appoint Adam G. Ciongoli and Charles A. Brawley, III, together and separately, to be my attorneys-in-fact and agents. This means they may, in my name and place:

•

Sign the registration statement on Form S-3 for the registration of the sale by Campbell Soup Company of an indeterminate amount of Campbell Soup Company’s debt and subordinated debt securities to be offered from time to time and any and all amendments to that registration statement;

•	File the registration statement mentioned above on Form S-3 and any amendments and supplements thereto, with all exhibits and other related documents, with the Securities and Exchange Commission;

•	Perform the acts that need to be done concerning these filings; and

•	Name others to take their place.

I am responsible for everything my attorneys-in-fact do when acting lawfully in the scope of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 11th day of September, 2020.

/s/ Sarah Hofstetter
Sarah Hofstetter
Director

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-3

As a director of Campbell Soup Company, a New Jersey corporation, I hereby appoint Adam G. Ciongoli and Charles A. Brawley, III, together and separately, to be my attorneys-in-fact and agents. This means they may, in my name and place:

•

Sign the registration statement on Form S-3 for the registration of the sale by Campbell Soup Company of an indeterminate amount of Campbell Soup Company’s debt and subordinated debt securities to be offered from time to time and any and all amendments to that registration statement;

•	File the registration statement mentioned above on Form S-3 and any amendments and supplements thereto, with all exhibits and other related documents, with the Securities and Exchange Commission;

•	Perform the acts that need to be done concerning these filings; and

•	Name others to take their place.

I am responsible for everything my attorneys-in-fact do when acting lawfully in the scope of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 14th day of September, 2020.

/s/ Marc B. Lautenbach
Marc B. Lautenbach
Director

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-3

As a director of Campbell Soup Company, a New Jersey corporation, I hereby appoint Adam G. Ciongoli and Charles A. Brawley, III, together and separately, to be my attorneys-in-fact and agents. This means they may, in my name and place:

•

Sign the registration statement on Form S-3 for the registration of the sale by Campbell Soup Company of an indeterminate amount of Campbell Soup Company’s debt and subordinated debt securities to be offered from time to time and any and all amendments to that registration statement;

•	File the registration statement mentioned above on Form S-3 and any amendments and supplements thereto, with all exhibits and other related documents, with the Securities and Exchange Commission;

•	Perform the acts that need to be done concerning these filings; and

•	Name others to take their place.

I am responsible for everything my attorneys-in-fact do when acting lawfully in the scope of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 9th day of September, 2020.

/s/ Mary Alice Malone
Mary Alice Malone
Director

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-3

As a director of Campbell Soup Company, a New Jersey corporation, I hereby appoint Adam G. Ciongoli and Charles A. Brawley, III, together and separately, to be my attorneys-in-fact and agents. This means they may, in my name and place:

•

Sign the registration statement on Form S-3 for the registration of the sale by Campbell Soup Company of an indeterminate amount of Campbell Soup Company’s debt and subordinated debt securities to be offered from time to time and any and all amendments to that registration statement;

•	File the registration statement mentioned above on Form S-3 and any amendments and supplements thereto, with all exhibits and other related documents, with the Securities and Exchange Commission;

•	Perform the acts that need to be done concerning these filings; and

•	Name others to take their place.

I am responsible for everything my attorneys-in-fact do when acting lawfully in the scope of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 9th day of September, 2020.

/s/ Keith R. McLoughlin
Keith R. McLoughlin
Director

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-3

As a director of Campbell Soup Company, a New Jersey corporation, I hereby appoint Adam G. Ciongoli and Charles A. Brawley, III, together and separately, to be my attorneys-in-fact and agents. This means they may, in my name and place:

•

Sign the registration statement on Form S-3 for the registration of the sale by Campbell Soup Company of an indeterminate amount of Campbell Soup Company’s debt and subordinated debt securities to be offered from time to time and any and all amendments to that registration statement;

•	File the registration statement mentioned above on Form S-3 and any amendments and supplements thereto, with all exhibits and other related documents, with the Securities and Exchange Commission;

•	Perform the acts that need to be done concerning these filings; and

•	Name others to take their place.

I am responsible for everything my attorneys-in-fact do when acting lawfully in the scope of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 9th day of September, 2020.

/s/ Kurt T. Schmidt
Kurt T. Schmidt
Director

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-3

As a director of Campbell Soup Company, a New Jersey corporation, I hereby appoint Adam G. Ciongoli and Charles A. Brawley, III, together and separately, to be my attorneys-in-fact and agents. This means they may, in my name and place:

•

Sign the registration statement on Form S-3 for the registration of the sale by Campbell Soup Company of an indeterminate amount of Campbell Soup Company’s debt and subordinated debt securities to be offered from time to time and any and all amendments to that registration statement;

•	File the registration statement mentioned above on Form S-3 and any amendments and supplements thereto, with all exhibits and other related documents, with the Securities and Exchange Commission;

•	Perform the acts that need to be done concerning these filings; and

•	Name others to take their place.

I am responsible for everything my attorneys-in-fact do when acting lawfully in the scope of this Power of Attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 9th day of September, 2020.

/s/ Archbold D. van Beuren
Archbold D. van Beuren
Director